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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Corgenix Medical Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF CORGENIX MEDICAL CORPORATION

To be held December 18, 2012

TO THE SHAREHOLDERS OF
CORGENIX MEDICAL CORPORATION:

        Notice is hereby given that an annual meeting (the "Annual Meeting") of shareholders of Corgenix Medical Corporation ("Corgenix" or the "Company") will be held at our corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado, 80020, on Tuesday, December 18, 2012 at 9:00 a.m. Mountain Time for the following purposes:

  1.
  To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified;

  2.
  To ratify the appointment of Hein & Associates LLP, as our independent public accountants for the fiscal year ending June 30, 2013; and

  3.
  To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on October 30, 2012 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on October 30, 2012 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment or adjournments thereof.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CORGENIX MEDICAL CORPORATION
11575 Main Street, Suite 400
Broomfield, CO 80020
(303) 457-4345

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 18, 2012

GENERAL INFORMATION

        This Proxy Statement is furnished to you as a holder of outstanding shares of Corgenix common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix, for use at the Annual Meeting of shareholders to be held at our corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado, USA, 80020, on Tuesday, December 18, 2012 at 9:00 a.m. Mountain Time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended June 30, 2012 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about November 5, 2012.

        All Proxies that are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of Corgenix at our executive offices, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

        The close of business on October 30, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding 48,741,473 shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix, and approximately 83 shareholders of record. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

        If a shareholder abstains from voting on any matter, we intend to count the abstention as present for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. Additionally, we intend to count broker "non-votes" as present for purposes of determining the presence or absence of a quorum for the transaction of business. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        Abstentions will be treated as a vote against that proposal, but broker non-votes will not be tabulated for purposes of determining whether a proposal has been approved. Except in the case of broker non-votes, if a proxy is submitted without designating "FOR," "AGAINST," or "ABSTAIN" for any proposal, the shares of common stock represented by such proxy will be voted FOR such proposal.

        At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

  •
  Election of Seven Directors:  Directors are elected by a plurality of the votes of the shares of common stock entitled to vote on the election and present, in person or by properly executed proxy, at the Annual Meeting.

  •
  Ratification of the appointment of Hein & Associates LLP as our independent public accountants for the fiscal year ending June 30, 2013:  To be approved, this matter must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting.

By order of the Board of Directors

CORGENIX MEDICAL CORPORATION

Douglass T. Simpson,
 President and Chief Executive Officer
November 5, 2012

        YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

QUESTIONS AND ANSWERS

1.     Q:    What may I vote on?

  A:
  You may vote on each of the following proposals:

  1.
  ELECTION OF DIRECTORS

    There are seven nominees for election this year. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

    Your Board unanimously recommends a vote FOR each of these nominees.

    2.
    RATIFICATION OF INDEPENDENT AUDITORS

    The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as our independent public accountant for the current fiscal year ending June 30, 2013.

    Your Board unanimously recommends that shareholders vote FOR ratifying the appointment of Hein & Associates LLP as the Company's independent auditors.

2.     Q:    Who is entitled to vote?

  A:
  Shareholders as of the close of business on October 30, 2012 are entitled to vote at the Annual Meeting.

3.     Q:    How do I vote?

  A:
  You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee and FOR Proposal 2. You have the right to revoke your proxy at any time before the meeting by:

  (a)
  filing a written notice of revocation with the Corporate Secretary;

  (b)
  voting in person; or

  (c)
  returning a later-dated proxy card.

4.     Q:    How does discretionary authority apply?

  A:
  If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on the proposals and any other matter that may arise at the meeting.

5.     Q:    Is my vote confidential?

  A:
  Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Company's transfer agent, Computershare Investor Services, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except to permit Computershare Investor Services to tabulate and certify the vote, and except as required by law.

6.     Q:    What does it mean if I get more than one proxy card?

  A:
  If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Investor Services, at (303) 262-0600.

7.     Q:    How many shares can vote?

  A:
  As of the close of business on the record date, October 30, 2012, 48,741,473 shares of common stock were issued and outstanding. Every holder of common stock as of the close of business on October 30, 2012, the record date, is entitled to one vote for each share held.

8.     Q:    What is a "quorum?"

  A:
  The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a "quorum" at the Annual Meeting. There must be a quorum for the meeting to be held.

9.     Q:    Who can attend the Annual Meeting?

  A:
  All shareholders that held shares of Corgenix on October 30, 2012 can attend.

10.   Q:    How will voting on any other business be conducted?

  A:
  Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on such matters at his discretion.

11.   Q:    Can a shareholder nominate someone to be a director of Corgenix?

  A:
  As a shareholder, you may recommend any person as a nominee for director of Corgenix by writing to the Chairman of the Nominating Committee of the Board of Directors, c/o Corgenix Medical Corporation, 11575 Main Street, Suite 400, Broomfield, Colorado 80020.

    We must receive any recommendations by July 8, 2013 for the next annual meeting scheduled to be held on Tuesday, December 17, 2013 and said recommendations should include:

    •
    the name, residence and business address of the nominating shareholder and the shareholder's nominee;

    •
    a representation that the nominating shareholder is a record holder of Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

    •
    a representation that the nominating shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;

    •
    information regarding each nominee that would be required to be included in a Proxy Statement, including the nominee's principal occupation or employment, the class and number of shares beneficially owned by the nominee;

    •
    a description of any material interest of the shareholder in the nomination;

    •
    a description of any arrangement or understanding between and among the nominating shareholder and each and every nominee; and

    •
    the written consent of each nominee to serve as a director, if elected.

12.   Q:    Who is soliciting proxies?

  A.
  The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of Corgenix. The cost of the solicitation shall be borne by Corgenix. It is anticipated that solicitations of proxies for the Annual Meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task.

13.   Q:    How much did this proxy solicitation cost?

  A:
  The total cost is estimated to be $15,000, which includes estimated out-of-pocket expenses.

GENERAL INFORMATION

        Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders. Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation ("REAADS"). On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS.

        Our principal offices are located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, and our telephone number is (303) 457-4345.

AVAILABLE INFORMATION

        We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

        Important Notice Regarding the Availability of Proxy Material for the Shareholder Meeting to Be Held on December 18, 2012. The Proxy Statement for the Corgenix Medical Corporation 2012 Annual Meeting of Shareholders and Annual Report on Form 10-K for the year ended June 30, 2012 are available at www.edocumentview.com/CONX.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

        The Board of Directors currently consists of seven members, each with a term expiring at the Annual Meeting. The Nominating Committee of the Board has recommended, and the Board has nominated, six of the seven incumbent directors for election at the Annual Meeting to serve as directors until the next annual meeting of the shareholders or until their successors have been elected and qualified, plus one non-incumbent nominee, Dennis Fusco. Luis R. Lopez, M.D., who served as a director since 1998, will not stand for re-election at this year's Annual Meeting. Information about each nominee is given below.

        In addition to the information provided in the biographies below, each director was selected to join our Board of Directors based upon their character and integrity; their considerable business and governance experience; their proven leadership skills; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. No factor was by itself controlling.

Nominees

DENNIS FUSCO
Age: 61
New Nominee

        Mr. Fusco is a new nominee for director. Mr. Fusco is currently a member of Hub Investment Group, LLC, an early stage organized angel group, with a focus on emerging technologies, healthcare, and life sciences. In addition, since 2006, Mr. Fusco has been Chairman of the Board of Bay Club Members LLC, a member owned real estate and recreational community, and a consultant providing executive advisory, growth and recapitalization services to both a professional services and wealth management firm, and a private global design and manufacturing company. Concurrently, from 2009 to 2011, Mr. Fusco was New England Practice Leader and interim Managing Partner of Tatum, a division of Randstad US, a national firm that specializes in providing executive leadership and consulting services in finance, operations, and technology to public and private organizations. He was primarily responsible for private equity relationships, development, and account management services for portfolio companies. Mr. Fusco, from 1985 to 2004, also served as Chairman and Member of the Board of BDO USA, LLP (formerly BDO Seidman LLP), which is the U.S. member of BDO International, the fifth largest public accounting and consulting firm in the world, with affiliations in over 100 countries. While with BDO and prior to his becoming Chairman of the Board, Mr. Fusco was at various times Boston Office Managing Partner, National Assurance Business Line Leader, and Vice Chairman. From 1973 to 1985, Mr. Fusco was a Partner of Bornhofft Company, a Boston based regional public accounting firm, which merged its practice into BDO Seidman in 1985. While with Bornhofft Company, Mr. Fusco was a Partner prior to his election as Managing Partner. Mr. Fusco is a Certified Public Accountant in Massachusetts and received a B.S. in Accounting and a M.S.T. in Taxation from Bentley College, and also completed the Executive Education Program at Harvard Business School.

DOUGLASS T. SIMPSON
Age: 64
Director since May 1998

        Douglass T. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998. Mr. Simpson joined Corgenix's operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice

President in 1996, to President in February 1998 and then to Chief Executive Officer in April 2006. Prior to joining Corgenix's operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992. From 1984 to 1990 Mr. Simpson was employed by Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development. Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

ROBERT TUTAG
Age: 71
Director since September 2005

        Robert Tutag was appointed to the Company's Board of Directors in September 2005. Mr. Tutag is currently and since 1990, has been President of Unisource, Inc., a privately held Boulder, Colorado company which identifies and develops niche pharmaceutical products for generic and brand name pharmaceutical companies. From 1964 through 1982, Mr. Tutag was President and Chief Operating Officer of Tutag Corporation. In that capacity, he developed and managed operations of Cord Laboratories, one of the original generic pharmaceutical manufacturing companies, in addition to founding and overseeing Geneva Generics, a generic sales and distribution company, which developed into one of the country's premier companies in its industry. Both Cord Laboratories and Geneva Generics were acquired by Ciba-Geigy Corporation. During that time period, Mr. Tutag also served as a Director of Geneva Generics and as Vice President of Sales and a Director of Tutag Pharmaceuticals, a branded distribution company. From 1983 through 1989, Mr. Tutag was President and Chief Executive Officer of NBR Financial, Inc., a multi-bank holding company in Boulder, Colorado. Since 1977 until the present, Mr. Tutag has also been editor of GMP Trends, Inc., Boulder, Colorado, an informational newsletter that reviews FDA and GMP inspection reports (483's) for the pharmaceutical and medical device industries. Mr. Tutag also served as interim president from 1999-2000 and was a director from 1997-2001 of the Bank of Cherry Creek in Boulder, Colorado. He received a BBA and an MBA from the University of Michigan.

DENNIS WALCZEWSKI
Age: 64
Director since January 2006

        Dennis Walczewski was appointed to the Company's Board of Directors in January 2006. Mr. Walczewski's background consists of over 30 years experience in the Diagnostic and Biotechnology industries. Mr. Walczewski has held either management or executive positions in Promega, T-Cell Diagnostics, Endogen and Boehringer Manheim (now Roche). He had been employed by MBL International, or MBLI, for the previous ten years and through September 21, 2012, was their Chief Executive Officer. Mr. Walczewski holds a B.S. in Chemistry from Suffolk University and an MBA from Indiana Wesleyan University. Mr. Walczewski, for the past two years, has served as a Trustee of Suffolk University and is involved with the Boy Scouts of America.

STEPHEN P. GOUZE
Age: 61
Director since February 2008

        Stephen P. Gouze was appointed to the Company's Board of Directors in February, 2008, and in July 2009, was elected Chairman of the Board. Mr. Gouze was selected as Chairman of the Board due to his extensive senior executive experience in our industry segment. From 1998 through 2008, Mr. Gouze was President of DiaSorin, Inc., the U.S. subsidiary of a $250 million international diagnostic company, DiaSorin, S.p.A., a company focusing on hepatitis, endocrinology and instrumentation. From 1997 to 1998, Mr. Gouze was Vice President, Sales and Marketing of IncSTAR Corporation, the predecessor company of DiaSorin. From 1994 to 1997, Mr. Gouze was Vice President, Sales and Marketing for PathCor, Inc. (Medical Arts Laboratory), an Oklahoma City clinical testing laboratory. From 1989 to 1994, Mr. Gouze was the Director of Marketing of Sanofi Diagnostics Pasteur, a major international diagnostic company focusing on blood viruses, autoimmunity and allergies, and from 1987 to 1989, he was the Marketing Manager of Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), a predecessor division of Sanofi Diagnostics Pasteur. Mr. Gouze received a B.S. in Medical Technology from the University of Wisconsin.

DAVID LUDVIGSON
Age: 62
Director since July 2010

        David Ludvigson was appointed to the Company's Board of Directors in July 2010. Mr. Ludvigson is currently President of Knight-Ludvigson Advisors, a business consultancy firm in addition to being a Director of China Stem Cells since June of 2010. From 2003 until 2009, Mr. Ludvigson was an executive with Nanogen, Inc., a molecular and point of care diagnostics company ("Nanogen"). Mr. Ludvigson joined Nanogen full-time as Executive Vice President, Chief Financial Officer and Treasurer and was appointed to the position of President and Chief Operating Officer in June, 2004. Mr. Ludvigson was a director of Nanogen from 1996 until June 2003. Prior to joining Nanogen, he was President and Chief Executive Officer of Black Pearl, Inc. ("Black Pearl"), an event-based business intelligence software company, from November 2001 until January, 2003. Prior to Black Pearl, from August 2000 to January 2001, Mr. Ludvigson was President of InterTrust Technologies, a digital rights management software company. Prior to joining InterTrust Technologies, Mr. Ludvigson was a Senior Vice President and Chief Operating Officer of Matrix Pharmaceuticals, Inc. ("Matrix") from October 1999 to August 2000. In addition, from 1998 to August 2000 he was also the Chief Financial Officer of Matrix. From February 1996 to June 1998, Mr. Ludvigson was President and Chief Operating Officer of NeTpower. From 1992 to 1995, Mr. Ludvigson was Senior Vice President and Chief Financial Officer of IDEC Pharmaceuticals. Prior to that time, he served as Senior Vice President of Sales and Marketing for Conner Peripherals and as Executive Vice President, Chief Financial Officer and a director of MIPS Computer Systems, Inc., a RISC microprocessor developer and systems manufacturer. Mr. Ludvigson is also a Director of China Stem Cells Ltd. Mr. Ludvigson received a B.S. and an M.A.S. from the University of Illinois.

BRUCE A. HUEBNER
Age: 62
Director since January 2011

        Bruce A. Huebner was elected to the Company's Board of Directors in January, 2011. Mr. Huebner is currently Managing Director of LynxCom Partners, LLC, a healthcare consulting firm ("LynxCom"). Mr. Huebner has served as Managing Director of LynxCom since July 2010 and also served as Managing Director of LynxCom from October 2008 to October 2009 and October 2004 to May 2005. From October 2009 to June 2010, Mr. Huebner was President and Chief Executive Officer of TrovaGene, Inc., a California molecular diagnostics company. Mr. Huebner also served as President of Osmetech Molecular Diagnostics, another California molecular diagnostics company from May 2005 to July 2008. Mr. Huebner joined Nanogen in 2002 as President and Chief Operating Officer and served until September 2004. From 1996 to 2002, Mr. Huebner was the Executive Vice President and Chief Operating Officer of Gen-Probe Incorporated, a Japanese owned biotech diagnostics company ("Gen-Probe"). From 1992 to 1995 Mr. Huebner was the Vice President of Marketing and Sales for Gen-Probe. Mr. Huebner currently serves as a board member of two other companies: Vermillion, Incorporated, a public Ovarian Cancer diagnostic company and Pasadena BioScience Collaborative, a non-profit incubator company for biotech start ups. From October, 2009 through May, 2010, he also served as a board member of AlliedPath Incorporated, a private cancer testing laboratory. Mr. Huebner received a B.S. in Chemistry from the University of Wisconsin-La Crosse.

Votes Required to Elect Directors; Board Recommendation

        Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting. It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if elected. In the event that any nominee is unable to serve, the proxy holder named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

 BOARD AND COMMITTEES

Structure and Operation of the Board of Directors

        You should know the following information about the structure of the Board of Directors and its operations:

  •
  Each director serves until the director resigns, or until the director's successor is duly elected, appointed or seated.

  •
  The Board currently consists of four outside or "independent" directors as that term is defined by the New York Stock Exchange (the "NYSE")—Messrs. Tutag, Gouze, Walczewski, and Huebner (the "Outside Directors" or "Independent Directors"); one director who serves as the representative of one of our Strategic Partners, the Elitech Group, Mr. Ludvigson; one director who is the Company's President and Chief Executive Officer, Mr. Simpson; and one director who is the Company's Chief Medical Officer, Dr. Lopez, who was not nominated for re-election. Mr. Fusco, who was nominated to replace Dr. Lopez as a director at the Annual Meeting when Dr. Lopez's term expires, is considered by the Board to be "independent" as defined by the NYSE should he be elected.

  •
  The Company maintains separate roles for the Chief Executive Officer and Chairman of the Board. This leadership structure allows the Chief Executive Officer, Mr. Simpson, to provide day-to-day management, serve as a leader to the management team, set the strategic direction of the Company and formulate corporate strategy. Mr. Gouze, an independent director and Chairman, brings experience, oversight and expertise from outside the Company and industry to lead the Board and provide advice and assistance to the Chief Executive Officer. The Board believes that this structure is effective and allows for a balanced corporate vision and strategy.

  •
  The Board usually meets in scheduled meetings either in person or via conference telephone call. In Corgenix's fiscal year ended June 30, 2012, the Board took action one time solely by written consent, in lieu of a formal meeting. In addition, the Board met ten times in person or via conference telephone call.

Risk Oversight

        The Board's Independent Directors have an active role in overseeing management of the Company's risks. The Board's role in risk oversight includes reviewing information provided by Company management of areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, and strategic risks. The Board's Independent Directors regularly meet in executive sessions to discuss all material matters, such as executive compensation, goals of the Company and risks. The Board and the Independent Directors use the information to understand the Company's risk identification, risk management, and risk mitigation policies and procedures. The Board believes that risk management is an integral part of the Company's strategic planning process, which addresses, among other things, the risks and opportunities facing the Company.

Structure and Operation of the Committees

        The Board has established a standing Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee, all of which are chaired by an Outside Director. You should know the following information about the operations of the three committees of the Board:

Audit Committee

        The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because the Company's common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or the NASDAQ regarding the membership of the Company's Audit Committee. However, each of the members of the audit committee is independent as defined by the NYSE.

        The Board has adopted a written charter for the Audit Committee. The charter may be viewed on the Company's website at www.Corgenix.com.

        The Audit Committee currently consists of two Outside Directors, its Chairman, Mr. Huebner, and Mr. Walczewski. Mr. William Critchfield, the Senior Vice President, Operations and Finance, and Chief Financial Officer, usually participates in Audit Committee meetings as requested. The Board has determined that Mr. Huebner qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the Commission and is independent as defined by the NYSE.

        The functions of the Audit Committee include:

  •
  making recommendations to the Board regarding the selection of independent auditors,

  •
  reviewing the results and scope of the audit and other services provided by Corgenix's independent auditors, and

  •
  reviewing and evaluating Corgenix's audit and control functions.

        Four Audit Committee meetings were held during the last fiscal year.

Audit Committee Report

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities with respect to matters involving our accounting, financial reporting and internal control functions. The Audit Committee has sole authority to select our independent registered public accounting firm.

        Management is responsible for preparing the financial statements so that they comply with generally accepted accounting principles of the United States of America and fairly present our financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the Commission; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

        Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by the PCAOB, as currently in effect, and the Audit Committee has discussed with the independent registered public accounting firm that firm's independence. The Audit Committee has considered whether the independent registered public accounting firm's provision of non-audit services is compatible with maintaining the independence of the accountants.

        Based on the above discussion and review with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 for filing with the Commission.

Audit Committee of Corgenix Medical Corporation

Bruce Huebner
Dennis Walczewski

Compensation Committee

        The Compensation Committee currently consists of two Outside Directors, its Chairman, Mr. Tutag and Mr. Huebner. Each member of the Compensation Committee is independent as defined by the NYSE. The purpose of the Compensation Committee is to (i) discharge the Board's responsibility relating to compensation of our executive officers; (ii) review and recommend to the Board compensation plans, policies and programs as well as approve individual executive officer compensation; and (iii) prepare the annual report on executive compensation required to be included in our annual proxy statement. Additionally, the Committee overseas the Chief Executive Officer, or CEO, as well as executive management appointments at our headquarters and major subsidiaries. Committee members are appointed by the Board of Directors on the recommendation of the Nominating/Corporate Governance Committee and serve such terms as the Board may determine, or until their earlier resignation, death or removal by the Board.

        The main objective of the Compensation Committee is the development of the philosophy and policy that will guide executive pay practices and decisions, such as:

  •
  Recruitment and retention of officers;

  •
  Creation of pay plans that tie to shareholder interests;

  •
  Establishment of pay programs with the appropriate mix of fixed pay versus variable pay;

  •
  Incorporation of an appropriate amount of risk and stretch goals into incentive programs;

  •
  Establishment of pay programs which are efficient from tax, accounting and securities law perspectives;

  •
  Ensure there are no barriers to desired business transactions; and

  •
  Ensure protection of proprietary information and protect against future competition by executives through employment agreements and non-compete covenants.

        The most significant duties and responsibilities of the Compensation Committee are as follows:

  •
  Annually review and approve the goals and objectives relevant to CEO compensation and evaluate the CEO's performance in light of the goals and objectives and establish the individual elements of the CEO's total compensation;

  •
  Establish compensation plans, including policies and programs with respect to the incentive compensation plans and equity-based plans;

  •
  Review and monitor our employee and management compensation and benefit plans and policies, provide oversight of any employee benefit plans, and review and approve the compensation of executive officers;

  •
  Review and approve, for the CEO and other officers, when and if appropriate, employment agreements, severance agreements and change of control provisions/agreements; and

  •
  Report on the executive compensation as required by applicable laws and regulations for inclusion in our proxy statement or other filings with the Commission.

        Our Compensation Committee has the authority to seek advice and assistance from outside consultants and our executive officers in determining and evaluating director, CEO and other executive officer compensation. The overall goals have been to attract, retain, motivate, and align the executives and directors with shareholder share value. During fiscal year 2012, we solicited advice from an outside consultant. The consultant provided us with recommendations and findings on executive base pay, bonus, long-term incentive cash and equity awards. The recommendations and findings are used for executives as a long-term target to give the various pay components a grounded focus. The Compensation Committee has the authority to obtain advice and assistance from any officer or any outside legal experts or other advisors. The Compensation Committee has also utilized the advice of the CEO in determining compensation and performance of executive officers.

        The Compensation Committee met five times during the last fiscal year. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company's website at www.Corgenix.com.

Summary of Compensation Committee Philosophy on Executive Compensation

        Executive Compensation Programs.    The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, payment of group health insurance, automobile allowance and stock option plan.

        Base Salary.    Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other medical device companies. Individual salaries were determined this year by considering respective levels of responsibility, position and industry comparables, etc.

        Bonus Plan.    Bonuses for executive officers are determined based on achievement of pre-established goals related to corporate revenues and net income.

        Incentive Compensation Plan.    The 2011 Incentive Compensation Plan is intended to encourage ownership of shares of the Company by employees, directors and consultants of the Company, thereby providing additional incentives for such employees, directors and consultants to promote the success of the business. Options granted to executive officers under the 2011 plan would be either incentive stock options or nonstatutory stock options, and shares may be sold or granted at the discretion of the Board and as reflected in the terms of a written stock option agreement. Restricted stock may also be awarded under the plan.

        Stock Purchase Plan.    On January 17, 2012, at our Annual Meeting of shareholders, the shareholders voted to approve The Third Amended & Restated Employee Stock Purchase Plan, effective January 1, 2012. The maximum number of shares that may be sold under the Third Amended & Restated Employee Stock Purchase Plan is 500,000 shares, which shares have been registered with the SEC.

Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee, which met two times during fiscal year ending 2012, is currently comprised of its Chairman, Mr. Walczewski, and Mr. Tutag. Each member of the Nominating/Corporate Governance Committee is independent as defined by the NYSE. The Nominating/Corporate Governance Committee is responsible for overseeing and evaluating the Board's performance and selecting and evaluating prospective Board of Directors nominees and reviewing all matters pertaining to fees and retainers paid to directors for service on the Board of Directors or a Board committee. The Committee also oversees and provides advice to the Board regarding our corporate governance policies, practices and procedures.

        The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee, a copy of which is available on the Company's website at www.Corgenix.com.

        The Nominating/Corporate Governance Committee will receive, review and evaluate director candidates recommended by shareholders. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Committee in the same manner as candidates who are not proposed by shareholders. While shareholders may propose director nominees at any time, we must receive the required notice (described below) on or before the date set forth in the prior year's annual Proxy Statement under the heading "Shareholder Proposals" in order to be considered by the Committee in connection with our next annual meeting of shareholders.

        Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Chairman of the Nominating/Corporate Governance Committee, which identifies the candidate and includes certain information regarding the nominating shareholder and the candidate. Procedures for nomination are discussed above on pages 2 and 3.

        A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Corgenix. The Nominating/Corporate Governance Committee seeks to identify director nominees that have diverse professional and educational backgrounds that are believed to complement the skills offered by existing Board members. The Nominating/Corporate Governance Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, or specialized skills or experience. The Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

Communication with Shareholders

        We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of Corgenix should send an email, write or telephone William Critchfield at the Company's corporate offices:

William Critchfield
Senior Vice President, Operations and Finance and CFO
Corgenix Medical Corporation
11575 Main Street, Suite 400
Broomfield, Colorado 80020
Telephone: (303) 453-8903
Facsimile: (303) 453-8898
wcritchfield@corgenix.com

        All such communication must state the type and amount of Company securities held by the shareholders and must clearly state that the communication is intended to be shared with the Board of Directors, or if applicable, with a specific committee of the Board. Mr. Critchfield will forward all such communication to the members of the Board or specific Board committee.

Director Attendance at the Annual Meeting

        All members of the Board of Directors are encouraged, but not required, to attend the Annual Meeting. All directors attended last year's annual meeting of shareholders.

Code of Ethics

        Corgenix has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions. We have also adopted a code of business conduct which applies to all directors and employees. A copy of the Code of Business Conduct and Ethics is available on the Company's website at www.Corgenix.com.

 MANAGEMENT

Directors and Executive Officers

        The following table sets forth certain information with respect to the current and nominated directors and the executive officers of Corgenix:

Name	Age*	Position	Director/Officer Since**
Douglass T. Simpson	64	President and Chief Executive Officer, Director	1998
Luis R. Lopez, M.D.	64	Chief Medical Officer	1998***
William H. Critchfield	67	Senior Vice President—Finance and Operations, and Chief Financial Officer	2000
Ann L. Steinbarger	59	Senior Vice President—Sales and Marketing	1996
Robert Tutag	71	Director	2005
Dennis Walczewski	64	Director	2006
Stephen P. Gouze	61	Chairman	2008
David Ludvigson	62	Director	2010
Bruce A. Huebner	62	Director	2011
Dennis J. Fusco	61	Director	New Director Nominee****

*
As of December 18, 2012

**
Includes predecessor Company—REAADS Medical Products, Inc.

***
Dr. Lopez will not stand for re-election as a director at this year's Annual Meeting, but will continue in his position as Chief Medical Officer until his contract expires on April 30, 2013. (See his biographical information below and the "Employment Agreements" section of this Proxy Statement.)

****
Mr. Fusco has not previously served as a director or officer of the Company. He is a new nominee for director to fill a vacancy that will occur because Luis R. Lopez, M.D. will not stand for re-election at the Annual Meeting.

        Douglass T. Simpson—Mr. Simpson's biographical information is on page 5 of this Proxy Statement.

        Luis R. Lopez, M.D. has been Chief Medical Officer of the Company since April 2006, and will remain in such position until his contract expires on April 30, 2013. Dr. Lopez served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix from May 1998 until April 2006, when his title was changed to Chairman of the Board of Directors and Chief Medical Officer. In July 2009, Dr. Lopez stepped down from his role as Chairman, a role that he filled since June 1990, which was the inception date of the predecessor corporation, REAADS Medical Products, Inc. Dr. Lopez will not stand for re-election to the Board of Directors at this year's Annual Meeting. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American

College of Rheumatology, and a corresponding member of the American Academy of Allergy, Asthma and Immunology. Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

        William H. Critchfield has been Senior Vice President, Operations and Finance and Chief Financial officer since April 2011, was the Senior Vice President Finance and Administration and Chief Financial Officer of the Company since April 2006, and was Vice President and Chief Financial Officer from December 2000 to April 2006. Prior to joining Corgenix, Mr. Critchfield was Executive Vice President and Chief Financial Officer of U.S. Medical, Inc., a Denver, Colorado based privately held distributor of new and used capital medical equipment. From May of 1994 through July of 1999, he served as President and Chief Financial Officer of W.L.C. Enterprises, Inc., a retail business holding company. From November 1991 to May 1994, Mr. Critchfield served as Executive Vice President and Chief Financial Officer of Air Methods Corporation, a publicly traded company which is the leading U.S. company in the air medical transportation industry and is the successor company to Cell Technology, Inc., a publicly traded biotechnology company, where he served in a similar capacity from 1987-1991. From 1986 through September 1987 he served as Vice President of Finance and Administration for Biostar Medical Products, Inc., a developer and manufacturer of diagnostic immunoassays. In the past, Mr. Critchfield also served as Vice President of Finance for Nuclear Pharmacy, Inc., formerly a publicly traded company and the world's largest chain of centralized radiopharmacies. Mr. Critchfield is a certified public accountant in Colorado. He graduated magna cum laude from California State University-Northridge with a Bachelor of Science degree in Business Administration and Accounting.

        Ann L. Steinbarger has been the Senior Vice President of Sales & Marketing since April 2011, was the Senior Vice President of Operations from April 2006 to April 2011 and was the Vice President of Sales and Marketing from May 1998 to April 2006. Ms. Steinbarger joined Corgenix's operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies. Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company. At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions. Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

        Robert Tutag—Mr. Tutag's biographical information is on page 6 of this Proxy Statement.

        Dennis Walczewski—Mr. Walczewski's biographical information is on page 6 of this Proxy Statement.

        Stephen P. Gouze—Mr. Gouze's biographical information is on page 6 of this Proxy Statement.

        David Ludvigson—Mr. Ludvigson's biographical information is on page 7 of this Proxy Statement.

        Bruce A. Huebner—Mr. Huebner's biographical information is on page 7 of this Proxy Statement.

        Dennis J. Fusco—Mr. Fusco's biographical information is on page 5 of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding common stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the information received and written representations from the persons subject to Section 16(a), we believe that all of the Company's directors and executive officers filed their required reports on a timely basis during the fiscal year ended June 30, 2012.

 EXECUTIVE COMPENSATION

        The following table shows how much compensation was paid by Corgenix for the last three fiscal years to our Principal Executive Officer, and the other two most highly compensated Executive Officers, for services rendered during such fiscal years (collectively, the "Named Executive Officers").

Summary Compensation Table

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Stock Incentive Plan Comp ($)	All other Comp. ($)(3)(4)	Total ($)
Douglass T. Simpson	2012	$227,970	$—	$—	$13,454	$—	$17,130	$258,554
President, Chief Executive	2011	$218,970	$15,000	$—	$8,873	$—	$17,471	$260,314
Officer	2010	$209,470	$—	$20,947	$—	$—	$16,985	$247,402
Dr. Luis R. Lopez	2012	$192,123	$—	$—	$7,474	$—	$18,250	$217,847
Chief Medical Officer	2011	$192,123	$5,000	$—	$—	$—	$20,702	$217,825
	2010	$188,623	$—	$14,147	$—	$—	$13,419	$216,189
William H. Critchfield	2012	$206,703	$—	$—	$11,212	$—	$17,130	$235,045
Senior Vice President,	2011	$191,502	$15,000	$—	$8,873	$—	$18,221	$233,596
Operations and Finance and	2010	$180,502	$—	$13,538	$—	$—	$13,099	$207,139
Chief Financial Officer
(1)
The fair value of stock awards is determined by using the closing stock price at the date of the award.

(2)
The fair value of option awards is determined by using the closing stock price at the date of the award.

(3)
We paid each executive officer an automobile allowance of $500 per month in 2012, 2011 and 2010, in addition to paying approximately 94% of each officer's group health insurance premium and the income tax effect of the stock awards.

(4)
There is no golden parachute compensation.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Weighted Average Option Exercise Price ($/Share)	Option Expiration Dates	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(i)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
Douglass T. Simpson	447,000	120,000	—	$0.24	8/2/13 - 8/22/17	—	—	—	—
Dr. Luis R. Lopez	176,333	66,667	—	$0.26	8/2/13 - 8/22/17	—	—	—	—
William H. Critchfield	351,000	100,000	—	$0.22	8/2/13 - 8/22/17	—	—	—	—

 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Luis R. Lopez M.D.	—	—	—	—	—	—	—
Douglass T. Simpson	—	—	—	—	—	—	—
David Ludvigson	—	—	$2,990	—	—	—	$2,990
Dennis Walczewski	$2,750	—	$2,990	—	—	—	$5,740
Robert Tutag	$5,750	—	$2,990	—	—	—	$8,740
Bruce A. Huebner	$7,250	—	$2,990	—	—	—	$10,240
Stephen P. Gouze	$5,250	—	$2,990	—	—	—	$8,240

(1)
As of June 30, 2012, the following stock options were outstanding: Robert Tutag-250,000; Dennis Walczewski-210,000; Stephen P. Gouze-160,000; David Ludvigson-80,000; Bruce A. Huebner-80,000.

        Our current policy is to pay each Independent Director $500 per Board meeting and $250 per Board committee meeting (Audit, Compensation and Nominating/Corporate Governance) either attended in person or via telephone. In addition, annually each Independent Director is granted options to purchase shares of our common stock at the fair market value at the date of grant and vesting 100% upon grant. Per our arrangement with ELITech, Mr. Ludvigson is not compensated in cash by Corgenix for Board meetings attended, but does, however, receive stock options in parallel with the independent members of our Board of Directors.

Short-Term Incentive Compensation

        For the fiscal year ended June 30, 2012, we adopted a One Year Short-term Incentive Compensation Plan to provide executive officers an opportunity to earn shares of our common stock as a bonus and in lieu of cash compensation upon the achievement by the Company of certain stipulated and targeted financial results. No shares of common stock were issued under this plan in fiscal 2012.

        On January 17, 2012, the shareholders approved the 2011 Incentive Compensation Plan (the "2011 Incentive Plan"), which had been previously approved by the Board of Directors. The 2011 Incentive Plan authorizes the issuance of qualified performance-based compensation awards which meet the requirements of Section 162(m) of the Code regarding deductibility of executive compensation. Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to certain "covered employees." "Qualified performance-based compensation" is not subject to the $1 million deduction limit. A "covered employee" is any employee who as of the close of the tax year is the principal executive officer of the corporation or whose total compensation for that taxable year is required to be reported to shareholders under the Exchange Act by reason of such employee being among the three highest compensated officers for the tax year (other than the principal executive officer or the principal financial officer).

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning option exercises by the Named Executive Officers during the fiscal year ended September 30, 2012 and outstanding options held by the Named Executive Officers as of September 30, 2012:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Options at FY-End # Exercisable and Unexercisable	Value of In-the-Money Options at FY-End ($) Exercisable/Unexercisable(1)
Douglass T. Simpson	0	0	446,940/120,060	$13,530/$9,613
William H. Critchfield	0	0	350,950/100,050	$12,728/$8,011
Dr. Luis R. Lopez	0	0	176,333/66,667	$2,670/$5,341

(1)
Based on the closing price of the Company's common stock at June 30, 2012 of $0.104 per share.

Employment Agreements

        Since 2001, we have entered into employment agreements with each of the Company's four executive officers. Effective May 1, 2010, these contracts were modified. As of July 1, 2012 the annual salaries for the four Executive Officers are as noted opposite each of their names:

Officer	Current Annual Salary
Douglass T. Simpson	$227,970
William H. Critchfield	$206,703
Dr. Luis R. Lopez	$192,123
Ann L. Steinbarger	$171,344

        Each of the above employment agreements is for an initial term of three years, followed by automatic annual renewal periods (unless the Company provides written notice of non-renewal), provides for severance payments equal to twelve month's salary and benefits if the employment of the officer is terminated without cause (as defined in the respective agreements), and an automobile expense reimbursement of $500 per month.

        On September 28, 2012, in accordance with the terms of the Dr. Lopez's employment agreement, the Company notified Dr. Lopez that his employment agreement would not be renewed. All terms of the employment agreement will be honored through the expiration date of the agreement, April 30, 2013.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	3,725,000	$0.19	3,160,000
Equity compensation plans not approved by security holders	—	—	—

Total	3,725,000	$0.19	3,160,000

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of Corgenix is currently composed of Messrs. Tutag and Huebner, with Mr. Tutag serving as Chairman. No interlocking relationship exists between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of September 30, 2012, certain information regarding the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each executive officer, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Corgenix, 11575 Main Street, Suite 400, Broomfield, CO 80020. Beneficial ownership, for purposes of this table, includes debt convertible into common stock and options and warrants to purchase common stock that are either currently exercisable or convertible or will be exercisable or convertible within 60 days of October 30, 2012. No director or executive officer beneficially owned more than 5% of the common stock.

        The percentage ownership data is based on 48,184,159 shares of our common stock outstanding as of September 30, 2012, plus warrants and stock options outstanding in addition to common shares underlying convertible debt and redeemable preferred stock. Under the rules of the Commission, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants or underlying convertible debt that are currently exercisable or convertible, or will become exercisable or convertible, within 60 days of October 31, 2012 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, or convertible promissory note, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned.

	Amount and Nature of Beneficial Owner
Name and Address of Beneficial Owner	Number	Percent of Class
Wescor, Inc	23,527,791	42.89%
Warrant Strategies Fund LLC(2) 350 Madison Avenue, 11th Floor New York, NY 10017	3,164,833	4.99%
Dr. Luis R. Lopez(1)	968,673	2.00%
Douglass T. Simpson(1)	882,838	1.82%
William H. Critchfield(1)	716,046	1.48%
Robert Tutag(1)	1,171,000	2.50%
Ann L. Steinbarger(1)	365,855	0.76%
Bruce A. Huebner(1)	80,000	0.25%
Stephen P. Gouze(1)	1,212,612	2.59%
David Ludvigson(1)	80,000	0.25%
Dennis Walczewski(1)	200,000	0.50%
All current directors and current executive officers as a group (9 persons)	5,672,024	12.13%

(1)
Current director or officer

(2)
Contractual restrictions in its warrants and/or convertible note and purchase agreement with Corgenix prohibits Warrant Strategies Fund from exercising any warrants or converting any debt if such conversion or exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. Warrant Strategies Fund holds warrants to acquire up to 6,485,455 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        There have not been any transactions, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any director or executive officer of the Company, nominee for election as a director, any five percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

 PROPOSAL 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Company's principal outside accountant who serves as the Company's auditor and the Company's principal outside accountant for preparation of the Company's Federal and State income tax returns is Hein & Associates LLP. The aggregate fees billed by Hein & Associates LLP for each of the last two fiscal years for professional services rendered by the Company's principal accountants are as follows:

	Audit Fees (Includes Form 10-Q Reviews & Consents)	Audit- Related Fees	Tax Fees	All Other Fees
Fiscal year ended June 30, 2012	$111,983	$—	$15,325	$—
Fiscal year ended June 30, 2011	$105,235	$—	$6,391	$—

        The Company's Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de-minimus non-audit services may instead be approved in accordance with applicable Commission rules.

        The Audit Committee of the Board of Directors recommended, and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as the Company's independent public accountant for the current fiscal year ending June 30, 2012. Hein & Associates LLP served as the principal independent public accounting firm utilized by us for the fiscal year ended June 30, 2012. We anticipate that a representative of Hein & Associates LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Hein & Associates LLP will be afforded an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

Votes Required to Ratify Accountants; Board Recommendation

        Ratification of Hein & Associates LLP's appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" RATIFYING THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE
COMPANY'S INDEPENDENT AUDITORS.

 SHAREHOLDER PROPOSALS

        No shareholder proposals were received by Corgenix for inclusion in this year's Proxy Statement. If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next annual meeting of shareholders, currently scheduled to be held on December 17, 2013, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, no later than July 8, 2013.

 ANNUAL REPORT

        Together with this Proxy Statement, the Company has distributed to each of our shareholders our Annual Report on Form 10-K for the year ended June 30, 2012, which includes the consolidated financial statements of the Company. If you have not received a copy of our Form 10-K for the year ended June 30, 2012 we will send you a copy, without charge, upon written request to the Company at the address below. The Annual Report on Form 10-K includes a list of exhibits filed with the Commission, but does not include the exhibits themselves. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing the exhibits will be your responsibility. Please write to:

Corgenix Medical Corporation
11575 Main Street, Suite 400
Broomfield, Colorado 80020
Attention: William H. Critchfield

        In addition, the Commission maintains an internet site at: http://www.sec.gov that contains information filed with them.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE
ENVELOPE PROVIDED AS SOON AS POSSIBLE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01IS0B 1 U P X + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation’s or partnership's signature must be by a duly-authorized officer of the corporation or partner of the partnership. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items Change of Address — Please print new address below. CORGENIX MEDICAL CORPORATION IMPORTANT ANNUAL MEETING INFORMATION A PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2. 01 - Dennis Fusco 04 - Dennis Walczewski 07 - Bruce A. Huebner 02 - Douglass T. Simpson 05 - Stephen P. Gouze 03 - Robert Tutag 06 - David Ludvigson 1. ELECTION OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED. NOMINEES: For Withhold For Withhold For Withhold For Against Abstain 2. RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2013. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1 4 5 0 6 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 1234 5678 9012 345 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 AM, MST December, 18th 2012. Vote by Internet • Go to www.investorvote.com/CONX • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and 10-K are available at: www.edocumentview.com/CONX THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Douglass T. Simpson, President and Chief Executive Officer, as proxy with the power to appoint his substitutes and hereby authorizes him to represent and vote, as designated below, all of the shares of stock of Corgenix Medical Corporation held by the undersigned as of October 30, 2012 at the Annual Meeting of Stockholders to be held on December 18, 2012 at 9:00 A.M., Mountain Time, at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the matters specified on the reverse side. THIS PROXY IS REVOCABLE AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO CORGENIX MEDICAL CORPORATION, 11575 MAIN STREET, SUITE 400, BROOMFIELD, COLORADO 80020. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ON THE REVERSE SIDE. [Continued on Reverse] Proxy — CORGENIX MEDICAL CORPORATION qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q